August 25, 1997

Mr. Carrell Eakle
Eakle, Current & Company
315     Romany Road
Lexington, KY  40502

Dear Carrell:

Neogen Corporation hereby accepts the changes listed below to the lease dated May 19, 1993 by and between Carrell Eakle and Neogen Corporation. If you are in agreement, please sign and return one copy of the letter for our files.

Section 2.03  Description of Leased Premises:
Premises shall include the 1st and 2nd floor, consisting of 11,500 square feet and the 3rd floor, basement and garage area, consisting of 11,950 square feet.

Section 2.04 (B)  Term
The term of this lease shall expire on, August 31, 1999. Neogen shall have the option to go to a month to month lease, with a 60 day "out clause" after August 31, 1999.

Section 3.01  Amount of Rent
Effective September 1, 1997 and for the remainder of the Lease, Neogen shall pay $7,500.00/month.

Sincerely,



Terri A. Juricic
Vice President & General Manager


ACCEPTED:

Mr. Carrell Eakle



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